Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies
Commitments and Contingencies

22.  Commitments and Contingencies

(a) Commitments

As of December 31, 2017, future minimum commitments under non-cancelable agreements were as follows (in thousands):

	Rental	Bandwidth Purchases	Cooperation with Phoenix TV Group	Content Purchases	Property and Equipment, and Intangible Assets	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2018	37,224	8,132	9,016	29,900	970	5,469	90,711
2019	32,654	2,191	6,812	11,420	752	1,850	55,679
2020	30,917	2,191	1,301	509	—	125	35,043
2021	31,992	2,191	—	319	—	—	34,502
2022 and thereafter	17,178	1,187	—	2,844	—	—	21,209

Total	149,965	15,892	17,129	44,992	1,722	7,444	237,144

The amounts of cooperation with Phoenix TV Group are calculated according to the New Agreements (see Note 2(a)).

The rental expenses were approximately RMB41.1 million, RMB39.4 million and RMB37.0 million (US$5.7 million) during the years ended December 31, 2015, 2016 and 2017, respectively, and were charged to the consolidated statements of comprehensive income when incurred.

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2016 and 2017.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is currently a party to certain legal proceedings and claims which in the opinion of the Company’s management, adequate provisions have been recorded to cover the probable loss of those that can be reasonably estimated, while other claims are considered would not have material adverse effect, individually or in the aggregate, on the Group’s financial position, results of operations or cash flows.

In relation to one of the claims in 2016 about the infringement of copyright and unauthorized selling on the Group’s website and mobile applications for a piece of literature work, the related claim for damage was approximately RMB235.8 million, however, the actual income the Group generated from such literature work was less than RMB1,500. This claim was withdrawn by the plaintiffs in January 2018. In April 2018, the Group received notices from the local court that the plaintiffs have filed a lawsuit against it again for the same claim, with the related claim for damages reduced to approximately RMB99.8 million. As of the date of this annual report, this case is still pending. As litigation is subject to inherent uncertainties and this case is at its preliminary stage, and based on the legal advice, the Group is currently unable to make an estimation of the amount of the reasonably possible loss or range of possible loss, if any. However, the Group’s view of these matters may change in the future and will review the need for any such liability on a regular basis.

Litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. There exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

(c) Long-term Liabilities for Uncertain Tax Positions

As mentioned in Note 15, as of December 31, 2016 and 2017, the Group had recorded uncertain tax positions of RMB21.7 million and RMB24.7 million (US$3.8 million), respectively.